UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2003

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia	26003
(Address of Principal Executive Offices)	(Zip Code)

(304) 232-5050

(Registrant’s telephone number, including area code)

Item 7.                      Financial Statements, Pro Forma Financial Information and Exhibits.

                                                             (c) Exhibits:

Exhibit 99 - Press release, dated November 11, 2003, announcing the registrant’s financial results for the quarter ended September 28, 2003.

Item 12.                 Results of Operations and Financial Condition.

On November 11, 2003, the registrant issued a press release announcing its financial results for the quarter ended September 28, 2003.  A copy of such press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURE

                                                             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

By:	/s/ Michael D. Corbin
	Name:	Michael D. Corbin
	Title:	Vice President of Finance

Date:  November 11, 2003

EXHIBIT INDEX

Exhibit	Description

99	Press release, dated November 11, 2003, announcing the registrant’s financial results for the quarter ended September 28, 2003.